UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2016

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction

of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 7, 2016, Fifth Third Bancorp will present at the Goldman Sachs U.S. Financial Services Conference. A copy of this presentation is attached as Exhibit 99.1.

Also, as previously disclosed, the Bancorp anticipates making voluntary rescission offers to eligible plan participants in its 401(k) Plan, Employee Stock Purchase Plan, Nonqualified Deferred Compensation Plan and incentive compensation plans to remediate registration and prospectus delivery defects. The Bancorp currently anticipates launching those offers during the first half of 2017.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1    Fifth Third Bancorp Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

December 7, 2016	/s/ Tayfun Tuzun
Tayfun Tuzun
Executive Vice President and Chief Financial Officer